UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOBIX LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

MOBIX LABS, INC.

15420 Laguna Canyon Road, Suite 100

Irvine, California 92618

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 3, 2025

Dear Stockholders of Mobix Labs, Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Mobix Labs, Inc., a Delaware corporation (“Mobix Labs,” the “Company,” “our,” “us,” or “we”), which will be held on January 3, 2025 at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting virtually, please visit www.cstproxy.com/mobixlabs/2025. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. If you plan to attend the Special Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Special Meeting will be held for the purpose of voting upon the following four proposals (each of which is a “Proposal,” and collectively, the “Proposals”):

Proposal 1: Proposal to approve the grants of restricted stock awards and restricted stock units made outside of the Company’s 2023 Equity Incentive Plan to certain officers and employees and the non-employee directors of the Company, each pursuant to a separate award agreement. For further information regarding Proposal 1, please refer to page 6 of this Proxy Statement (the “Equity Grant Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

Proposal 2: Proposal to amend the Company’s 2023 Equity Incentive Plan to increase the number of shares of Class A common stock, $0.00001 par value per share (the “Class A Common Stock”) reserved for issuance under the 2023 Equity Incentive Plan from 2,290,183 to 10,600,000, all of which may be subject to incentive stock option award grants (the “Amendment”). For further information regarding Proposal 2, please refer to page 7 of this Proxy Statement (the “Equity Incentive Plan Amendment Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2.

Proposal 3: Proposal to approve the exercise of warrants issued by the Company to private investment in public equity (“PIPE”) investors in connection with our business combination that closed on December 21, 2023 to purchase up to an aggregate of 1,750,000 shares of Class A Common Stock under Nasdaq Listing Rule 5635(d). For further information regarding Proposal 3, please refer to page 17 of this Proxy Statement (the “2023 Warrant Exercise Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3.

Proposal 4: Proposal to approve the exercise of the warrants issued by the Company on July 24, 2024 to purchase up to an aggregate of 5,956,835 shares of Class A Common Stock under Nasdaq Listing Rule 5635(d). For further information regarding Proposal 4, please refer to page 18 of this Proxy Statement (the “2024 Warrant Exercise Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 4.

Proposal 5: Proposal to amend our Certificate of Incorporation, as amended (the “Charter”) to remove restrictions on the ability of our holders of Class A Common Stock to take action by written consent. For further information regarding Proposal 5, please refer to page 20 of this Proxy Statement (the “Certificate of Incorporation Amendment Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 5.

Each Proposal is more fully described in the Proxy Statement accompanying this notice.

This Notice of Special Meeting, the accompanying Proxy Statement and the form of proxy are first being mailed on or about December 18, 2024 to stockholders of record as of December 16, 2024 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. Signing and returning the proxy card or submitting your proxy by Internet or telephone in advance of the Special Meeting will not prevent you from voting at the Special Meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the Special Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 3, 2025

The Notice of the Special Meeting and Proxy Statement are available at www.sec.gov and at www.cstproxy.com/mobixlabs/2025.

By Order of the Board of Directors

Keyvan Samini

President / CFO

December 18, 2024

MOBIX LABS, INC.

15420 Laguna Canyon Road, Suite 100

Irvine, California 92618

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 3, 2025

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Mobix Labs, Inc., a Delaware corporation (“Mobix Labs,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held on January 3, 2025 (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit www.cstproxy.com/mobixlabs/2025. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. You will be able to vote and submit questions online through the virtual meeting platform during the Special Meeting.

Only stockholders of record as of the close of business on December 16, 2024, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING

Why is the Company holding a Special Meeting of Stockholders?

The Board has called this Special Meeting of our stockholders to vote on four proposals (each of which is a “Proposal,” and collectively, the “Proposals”).

Proposal 1: Proposal to approve the grants of restricted stock awards and restricted stock units made outside of the Company’s 2023 Equity Incentive Plan to certain officers and employees and the non-employee directors of the Company, each pursuant to a separate award agreement. For further information regarding Proposal 1, please refer to page 6 of this Proxy Statement (the “Equity Grant Proposal” or “Proposal 1”).

Proposal 2: Proposal to amend the Company’s 2023 Equity Incentive Plan to increase the number of shares of Class A common stock, $0.00001 par value per share (the “Class A Common Stock”) reserved for issuance under the 2023 Equity Incentive Plan from 2,290,183 to 10,600,000, all of which may be subject to incentive stock option award grants (the “Amendment”). For further information regarding Proposal 2, please refer to page 7 of this Proxy Statement (the “2023 Equity Incentive Plan Amendment Proposal” or “Proposal 2”).

Proposal 3: Proposal to approve the exercise of warrants issued by the Company to private investment in public equity (“PIPE”) investors in connection with our business combination that closed on December 21, 2023 to purchase up to an aggregate of 1,750,000 shares of Class A Common Stock under Nasdaq Listing Rule 5635(d). For further information regarding Proposal 3, please refer to page 17 of this Proxy Statement (the “2023 Warrant Exercise Proposal” or “Proposal 3”).

Proposal 4: Proposal to approve the exercise of the warrants issued by the Company on July 24, 2024 to purchase up to an aggregate of 5,956,835 shares of Class A Common Stock under Nasdaq Listing Rule 5635(d). For further information regarding Proposal 4, please refer to page 18 of this Proxy Statement (the “2024 Warrant Exercise Proposal” or “Proposal 4”).

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Proposal 5: Proposal to amend our Certificate of Incorporation, as amended (the “Charter”) to remove restrictions on the ability of our holders of Class A Common Stock to take action by written consent. For further information regarding Proposal 5, please refer to page 20 of this Proxy Statement (the “Certificate of Incorporation Amendment Proposal” or “Proposal 5”).

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

When and where will the Special Meeting be held?

The Special Meeting will be held on January 3, 2025 at 9:00 a.m. Pacific Time at www.cstproxy.com/mobixlabs/2025.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Special Meeting. This Proxy Statement summarizes material information with respect to the Special Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. You do not need to attend the Special Meeting to vote your shares.

How can I attend the Special Meeting?

Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Special Meeting by logging in at www.cstproxy.com/mobixlabs/2025. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to submit questions or vote at the Special Meeting.

The Special Meeting will begin promptly at 9:00 a.m. Pacific Time, on January 3, 2025. We encourage you to access the Special Meeting prior to the start time. Online access will open at 8:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at www.cstproxy.com/mobixlabs/2025.

What proposals will be voted on at the Special Meeting? What is the Board’s voting recommendation?

At the Special Meeting, stockholders will be asked to consider the Proposals. THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE PROPOSALS.

Will any other business not discussed in this Proxy Statement come before the Special Meeting?

No. Pursuant to the amended and restated bylaws of the Company (the “Bylaws”), any business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice of the meeting.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting and vote upon each of the Proposals. The presence, by virtual attendance, remote communication, if applicable, or represented by proxy duly authorized, of the holders of a majority in voting power of the then outstanding shares of capital stock of the Company entitled to vote at the meeting shall constitute a quorum for the transaction of business at the Special Meeting.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Special Meeting. Abstentions will be counted toward the quorum requirement.

If there is no quorum, the Special Meeting may be adjourned to another date by the holders of a majority of shares present by virtual attendance at the meeting or represented by proxy or by the chairperson of the meeting without any action by the stockholders to permit further solicitation of proxies.

Who is entitled to vote and how many votes?

Each share of Class A Common Stock, $0.00001 par value per share (the “Class A Common Stock”), outstanding on the Record Date is entitled to one vote on all matters and each share of Class B Common Stock, $0.00001 par value per share (the “Class B Common Stock,” and together with Class A Common Stock, the “Common Stock”), is entitled to ten votes on all matters. Holders of Class A Common Stock and holders of Class B Common Stock will vote together on all proposals as a single class.

The Record Date for the Special Meeting is the close of business on December 16, 2024. As of the Record Date, 33,806,049 and 2,004,901 shares of Class A Common Stock and Class B Common Stock, respectively, were outstanding. Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Special Meeting, to ensure your vote is counted. You may still attend the Special Meeting and vote electronically during the meeting even if you have already voted by proxy.

●	To vote your shares electronically during the Special Meeting, follow the instructions above for participating in the Special Meeting. Join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, your shares will be voted as you direct.

●	To vote over the Internet, go to www.cstproxy.com/mobixlabs/2025 and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on January 2, 2024 to be counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website]. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

●	delivering, to the attention of the Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;
●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
●	attending the Special Meeting and voting electronically, as indicated above under “How do I vote?”. Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Special Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Special Meeting. However, returning your proxy card does not affect your right to attend the Special Meeting.

How many votes are required for the approval of each of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Special Meeting, voting together as a single class, is required for the approval of each of the Proposals, except for Proposal 5 which requires the approval of the holders of 66⅔% of the voting power of (1) the shares of Class A Common Stock and Class B Common Stock, voting together as a single class and (2) the shares of Class B Common Stock, voting separately, present by virtual attendance or represented by proxy at the Special Meeting.

Abstentions

A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. For Proposal 1 through Proposal 4, abstentions will not be counted as votes cast and will have no effect on the vote. For Proposal 5, abstentions will have the effect of a vote against Proposal 5.

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Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that the Proposals in this Proxy Statement are non-routine proposals; therefore, your broker, bank or other agent will not be entitled to vote on the Proposals without your instructions. Broker non-votes will not be counted for purposes of determining the existence of a quorum or be counted as votes cast and will have no effect on the vote on Proposal 1 through Proposal 4. Broker non-votes will have the effect of a vote against Proposal 5.

Can the Special Meeting be adjourned?

Our Bylaws provide that the chairperson of the Special Meeting may decide to adjourn the Special Meeting without any action by the stockholders as appropriate for the proper conduct of the meeting of stockholders. Additionally, the stockholders present by a majority in voting power may decide to adjourn the Special Meeting until a quorum has been obtained.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Special Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.

What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the virtual Special Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Special Meeting. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance of the Special Meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to www.cstproxy.com/mobixlabs/2025 and logging in with your control number.

During the Special Meeting, we will spend up to 10 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the topics and types of questions that will be accepted, will be posted on the Special Meeting website during the Special Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Special Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Special Meeting.

How do I ask questions during the Special Meeting?

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Special Meeting as a “Stockholder” with your control number and may submit questions during the Special Meeting at www.cstproxy.com/mobixlabs/2025. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to www.cstproxy.com/mobixlabs/2025 and logging in with your control number.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the Special Meeting for 10 business days prior to the Special Meeting at Mobix Labs, Inc., 15420 Laguna Canyon Road, Suite 100, Irvine, CA 92618, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.cstproxy.com/mobixlabs/2025. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

How can I find out the results of the voting at the Special Meeting?

We will report the voting results of the Special Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting, a copy of which will also be available on our website at https://investors.mobixlabs.com/.

Whom can I contact for further information?

If you have any questions, please contact Investor Relations at investors@mobixlabs.com or 1-949-888-8088.

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PROPOSAL 1: APPROVAL OF THE EQUITY GRANT PROPOSAL

Grants of Restricted Stock Awards and Restricted Stock Units Made Outside of the 2023 Equity Incentive Plan.

On December 21, 2023, Chavant Capital Acquisition Corp. (“Chavant”) consummated the merger pursuant to the business combination agreement, dated November 15, 2022 (as amended, supplemented or otherwise modified, the “Business Combination Agreement”), by and among Chavant, CLAY Merger Sub II, Inc., a Delaware corporation and newly formed, wholly-owned direct subsidiary of Chavant (“Merger Sub”), and Mobix Labs, Inc. (“Legacy Mobix”), a Delaware corporation, pursuant to which, among other things, Merger Sub merged with and into Legacy Mobix, with Legacy Mobix surviving the merger as a wholly-owned direct subsidiary of Chavant (together with the other transactions related thereto, the “Merger”). In connection with the consummation of the Merger (the “Closing”), Chavant changed its name from “Chavant Capital Acquisition Corp.” to “Mobix Labs, Inc.” (the “Company” or “Mobix Labs”) and Legacy Mobix changed its name from “Mobix Labs, Inc.” to “Mobix Labs Operations, Inc.”

Throughout this Proxy Statement, unless otherwise noted or otherwise suggested by context, all references to “we,” “us” or “our” refer to Legacy Mobix prior to the consummation of the Merger, and to the Company and its subsidiaries after the consummation of the Merger.

In recognition of the completion of the Merger, the Compensation Committee of the Board (the “Compensation Committee”) approved grants of restricted stock awards (“RSAs”) and restricted stock units (“RSUs”) to the key contributors to the Merger, consisting of the executive officers listed below, four non-executive officer employees, and five of our non-employee directors. The Board approved the grants of the awards to the non-employee directors. These grants were made outside of the 2023 Equity Incentive Plan and are subject to stockholder approval:

New Plan Benefit Table

Name	Position / Title	Dollar Value ($)(1)	Number of Units
Fabian Battaglia	Chief Executive Officer	2,703,000	2,550,000 RSAs
Keyvan Samini	President and Chief Financial Officer	2,703,000	2,550,000 RSAs
Executive Group(2)		5,406,000	5,100,000 RSAs
Non-Executive Director Group		2,385,000	2,250,000 RSUs
Non-Executive Officer Employee Group		1,939,800	1,830,000 RSUs

(1)	Estimated based on the closing price of $1.06 for our Class A Common Stock on the Nasdaq Global Market on December 9, 2024.
(2)	Consists of Fabian Battaglia and Keyvan Samini.

Subject to obtaining stockholder approval of Proposal 1, each of the foregoing grants will be made pursuant to a separate award agreement between the recipient and the Company. The RSAs and RSUs for all our Non-Employee Directors, Messrs. Battaglia and Samini will vest over a period to be determined by the Board. The RSAs and RSUs for all non-executive officer employees will vest over a time period to be determined by the Compensation Committee and set forth in the award agreement.

Approval of the Amendment by our stockholders is required, among other things, in order to comply with stock exchange rules requiring stockholder approval of equity compensation arrangements.

Proposal

We are seeking stockholder approval to approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the grants of restricted stock awards and restricted stock units made outside of the Company’s 2023 Equity Incentive Plan to certain officers and employees and the non-employee directors of the Company, each pursuant to a separate award agreement.

Vote Required

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Special Meeting, voting together as a single class, is required for the approval of the Equity Grant Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE EQUITY GRANT PROPOSAL.

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PROPOSAL 2: APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN AMENDMENT PROPOSAL

Increase in Share Limits.

We are requesting that stockholders approve an amendment to the 2023 Equity Incentive Plan (the “Amendment”) to increase the number of shares of Class A Common Stock reserved for issuance under the 2023 Equity Incentive Plan from 2,290,183 to 10,600,000, all of which may be subject to incentive stock option award grants.

The Board approved the Amendment on December 13, 2024 and recommended that it be submitted to our stockholders for their approval at the Special Meeting.

The purpose of the 2023 Equity Incentive Plan is to enhance the Company’s ability to attract, retain and incentivize employees, independent contractors and directors and promote the success of its business. Equity compensation is a vital element of the Company’s compensation program, and the Board believes that the ability to grant stock awards at competitive levels is in the best interest of the Company and its stockholders. The Board believes the 2023 Equity Incentive Plan is critical in enabling the Company to grant stock awards as an incentive and retention tool as the Company continues to compete for talent.

As of October 15, 2024, 600,161 shares have been issued under the 2023 Equity Incentive Plan. The Board believes, however, that the number of shares currently available under the 2023 Equity Incentive Plan does not give the Company sufficient authority or flexibility to adequately provide for future incentives. In order to continue to provide the appropriate equity incentives to our directors, employees and other service providers in the future, as well as to minimize potential adverse tax consequences to both the award recipients and us, our Board approved, subject to stockholder approval, the Amendment.

Our Board recommends that stockholders approve these changes and if stockholders do not approve them, the Amendment will not go into effect and our Board will consider whether to adopt some alternative arrangement based on its assessment of our needs. The text of the proposed Amendment is attached as Annex A to this Proxy Statement.

Approval of the Amendment by our stockholders is required, among other things, in order to comply with stock exchange rules requiring stockholder approval of amendments to equity compensation plans and to allow the grant of incentive stock awards under the 2023 Equity Incentive Plan. If the Amendment is approved by our stockholders, we will register the necessary shares of Class A Common Stock on a Registration Statement on Form S-8.

Description of the Mobix Labs, Inc. 2023 Equity Incentive Plan

Set forth below is a summary of the material features of the 2023 Equity Incentive Plan, as amended by the Amendment. The 2023 Equity Incentive Plan is set forth in its entirety as Annex B to this Proxy Statement, and all descriptions of the 2023 Equity Incentive Plan contained in this Equity Incentive Plan Proposal are qualified by reference to Annex B.

Purpose

The 2023 Equity Incentive Plan is intended to (i) attract and retain the best available personnel to ensure Mobix Labs’ success and accomplish its goals; (ii) incentivize employees, directors and independent contractors with long-term equity-based compensation to align their interests with Mobix Labs’ stockholders, and (iii) promote the success of Mobix Labs’ business.

Types of Stock Awards

The 2023 Equity Incentive Plan permits the grant of incentive stock options, nonstatutory stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, stock bonus awards, and other stock-based awards (all such types of awards, collectively, “stock awards”), as well as the grant of dividend equivalents.

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Share Reserve

Number of Shares

Currently, subject to adjustments as set forth in the 2023 Equity Incentive Plan, the maximum aggregate number of shares of Class A Common Stock that may be issued under the 2023 Equity Incentive Plan is 2,290,183. The shares may be authorized, but unissued, or reacquired Class A Common Stock. If the Amendment is approved, the total number of shares of Class A Common Stock that may be subject to the granting of awards under such plan shall be equal to 10,600,000 shares.

The number of shares available for issuance under the 2023 Equity Incentive Plan will be increased on January 1 of each year beginning with January 1, 2024 and ending on January 1, 2032, in each case, in an amount equal to the lesser of (a) 5% of the total number of shares of Class A Common Stock that are issued and outstanding on the first day of the applicable fiscal year, and (b) such smaller number of shares determined by our Board.

It should be noted that currently, subject to adjustments as set forth in the 2023 Equity Incentive Plan, in no event shall the maximum aggregate number of shares that may be issued under the 2023 Equity Incentive Plan pursuant to incentive stock options exceed 2,290,183 shares of Class A Common Stock. If the Amendment is approved, in no event shall the maximum aggregate number of shares that may be issued under the 2023 Equity Incentive Plan pursuant to incentive stock options exceed 10,600,000 shares.

Lapsed Awards

To the extent a stock award expires or is forfeited or becomes unexercisable for any reason without having been exercised in full, the unissued shares that were subject thereto shall, unless the 2023 Equity Incentive Plan shall have been terminated, continue to be available under the 2023 Equity Incentive Plan for issuance pursuant to future stock awards. In addition, any shares which are retained by Mobix Labs upon exercise of a stock award in order to satisfy the exercise or purchase price for such stock award or any withholding taxes due with respect to such stock award shall not be treated as issued and shall continue to be available under the 2023 Equity Incentive Plan for issuance pursuant to future stock awards. Shares issued under the 2023 Equity Incentive Plan and later forfeited to Mobix Labs due to the failure to vest or repurchased by Mobix Labs at the original purchase price paid to Mobix Labs for the shares (including without limitation upon forfeiture to or repurchase by Mobix Labs in connection with a participant ceasing to be a service provider) shall again be available for future grant under the 2023 Equity Incentive Plan. To the extent a stock award under the 2023 Equity Incentive Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2023 Equity Incentive Plan.

Assumption or Substitution of Awards

The Plan Administrator (as defined below), from time to time, may determine to substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (i) assuming such award under the 2023 Equity Incentive Plan or (ii) granting a stock award under the 2023 Equity Incentive Plan in substitution of such other company’s award. In the event the Plan Administrator elects to assume an award granted by another company, subject to the requirements of Section 409A of the Code, the purchase price or the exercise price, as the case may be, and the number and nature of shares issuable upon exercise or settlement of any such stock award will be adjusted appropriately. In the event the Plan Administrator elects to grant a new option in substitution rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price. Any awards that are assumed or substituted under the 2023 Equity Incentive Plan shall not reduce the number of shares authorized for grant under the 2023 Equity Incentive Plan or authorized for grant to a participant in any fiscal year.

Eligibility

Employees, directors and independent contractors of Mobix Labs or its affiliates are all eligible to participate in the 2023 Equity Incentive Plan. Incentive stock awards may only be granted to employees. We currently have approximately 50 employees, 6 non-employee directors and 2 independent contractors who will be eligible to participate in the 2023 Equity Incentive Plan.

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Administration

The 2023 Equity Incentive Plan will be administered by the Board or a committee thereof, which committee will be constituted to satisfy applicable laws (for purposes of this Equity Incentive Plan Proposal, the “Plan Administrator”). To the extent desirable to qualify transactions under the 2023 Equity Incentive Plan as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated under the 2023 Equity Incentive Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

Subject to the terms of the 2023 Equity Incentive Plan, the Plan Administrator has the authority, in its discretion, to (i) determine the fair market value in accordance with the 2023 Equity Incentive Plan; (ii) select the service providers to whom stock awards may be granted under the 2023 Equity Incentive Plan; (iii) determine the type, number and other terms and conditions, not inconsistent with the terms of the 2023 Equity Incentive Plan, of each stock award granted thereunder; (iv) approve forms of stock award agreements for use under the 2023 Equity Incentive Plan; (v) construe and interpret the terms of the 2023 Equity Incentive Plan and stock awards granted pursuant to the 2023 Equity Incentive Plan; (vi) correct any defect, supply any omission or reconcile any inconsistency in the 2023 Equity Incentive Plan, any stock award or any award agreement; (vii) prescribe, amend and rescind rules and regulations relating to the 2023 Equity Incentive Plan; (viii) modify or amend each stock award (subject to the terms of the 2023 Equity Incentive Plan and compliance with applicable laws); (ix) adjust performance goals to take into account changes in applicable laws or in accounting or tax rules, or such other extraordinary, unforeseeable, nonrecurring or infrequently occurring events or circumstances as the Plan Administrator deems necessary or appropriate to avoid windfalls or hardships; (x) determine the form and timing of payment upon exercise of an option or other award (subject to the applicable award agreement, terms of the 2023 Equity Incentive Plan and in compliance with applicable laws); (xi) allow participants to satisfy tax withholding obligations in such manner as prescribed in the 2023 Equity Incentive Plan; (xii) authorize any person to execute on Mobix Labs’ behalf any instrument required to give effect to the grant of a stock award previously granted by the Plan Administrator; (xiii) allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant under a stock award; and (xiv) make all other determinations deemed necessary or advisable for administering the 2023 Equity Incentive Plan.

To the extent permitted by applicable law, the Plan Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the 2023 Equity Incentive Plan to one or more of Mobix Labs’ directors or officers.

The Plan Administrator will, in its sole discretion, determine the performance goals, if any, applicable to any stock award (including any adjustment(s) thereto that will be applied in determining the achievement of such performance goals) during the applicable performance period. The performance goals may differ from participant to participant and from stock award to stock award. The Plan Administrator shall determine and approve the extent to which such performance goals have been timely achieved and the extent to which the shares subject to such stock award have thereby been earned. Please refer to the discussion below under “Performance Goals” for more information.

Stock awards granted to participants who are insiders subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” of the Board (as defined in the regulations promulgated under Section 16 of the Exchange Act).

Stock Options

Each stock option will be designated in the stock award agreement as either an incentive stock option (which is entitled to potentially favorable tax treatment) or a nonstatutory stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000, such stock options will be treated as nonstatutory stock options. Incentive stock options may only be granted to employees.

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The term of each stock option will be stated in the stock award agreement. In the case of an incentive stock option, the term will be 10 years from the date of grant or such shorter term as may be provided in the stock award agreement. Moreover, in the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of Mobix Labs capital stock or the stock of any parent or subsidiary of Mobix Labs, the term of the incentive stock option will be 5 years from the date of grant or such shorter term as may be provided in the stock award agreement.

The per share exercise price for the shares to be issued pursuant to exercise of a stock option will be determined by the Plan Administrator, subject to the following: in the case of an incentive stock option (i) granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all Mobix Common Stock or the stock of any parent or subsidiary of Mobix Labs, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant; and (ii) granted to any other employee, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. In the case of a nonstatutory stock option, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. Notwithstanding the foregoing, stock options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a corporate reorganization, liquidation, etc., described in Section 424(a) of the Code. On December 9, 2024, the last sale price of the Class A Common Stock as reported on the Nasdaq Global Market was $1.06 per share.

At the time a stock option is granted, the Plan Administrator will fix the period within which the stock option may vest and/or be exercised and will determine any conditions that must be satisfied before the stock option may vest and/or be exercised. A stock option will vest and/or become exercisable at such time, and upon such terms, as are determined by the Plan Administrator, which may include completion of a specified period of service with Mobix Labs or one of its affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. If a stock option vests and/or becomes exercisable based on the satisfaction of performance goals, then the Plan Administrator will: (x) determine the nature, length and starting date of any performance period; (y) select the performance goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply. Please refer to the discussion below under “Performance Goals” for more information. The Plan Administrator will also determine the acceptable form of consideration for exercising a stock option, including the method of payment.

In the absence of a specified time in the stock option agreement, the stock option will remain exercisable for 12 months following a termination for death or disability, and 3 months following a termination for any other reason other than “Cause” (as defined in the 2023 Equity Incentive Plan), but in no event later than the expiration of the term of such stock option. If a participant ceases to be a service provider for Cause, the participant may exercise his or her stock option within such period of time as is specified in the stock award agreement or, if there is no specified time in the stock option agreement, any outstanding stock option (including any vested portion thereof) held by a participant shall immediately terminate in its entirety upon the participant being first notified of his or her termination for Cause.

Stock Appreciation Rights (SARs)

The Plan Administrator will determine the terms and conditions of each SAR, provided that the exercise price for each SAR will be no less than 100% of the fair market value of the underlying shares of Mobix Labs Class A Common Stock on the date of grant. A SAR will vest and/or become exercisable at such time, and upon such terms, as are determined by the Plan Administrator, which may include completion of a specified period of service with Mobix Labs or one of its affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. If a SAR vests and/or becomes exercisable based on the satisfaction of performance goals, then the Plan Administrator will: (x) determine the nature, length and starting date of any performance period; (y) select the performance goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply. Please refer to the discussion below under “Performance Goals” for more information. Upon exercise of a SAR, a participant will receive payment from Mobix Labs in an amount determined by multiplying the difference between the fair market value of a share on the date of exercise over the exercise price by the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of Class A Common Stock, as determined by the Plan Administrator. SARs are exercisable at the times and on the terms established by the Plan Administrator.

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Restricted Stock and RSUs

Restricted stock awards are grants of shares of Mobix Labs Class A Common Stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse in accordance with terms and conditions established by the Plan Administrator. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of Class A Common Stock. RSUs will vest at such time, and upon such terms, as are determined by the Plan Administrator, which may include upon the completion of a specified period of service with Mobix Labs or one of its affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. If the unvested shares of restricted stock or RSUs are being earned upon the satisfaction of performance goals, then the Plan Administrator will: (x) determine the nature, length and starting date of any performance period; (y) select the performance goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply.

In determining whether restricted stock or RSUs should be granted, and/or the vesting schedule and other terms applicable to such a stock award, the Plan Administrator may impose whatever conditions as it determines to be appropriate. For example, the Plan Administrator may determine to grant restricted stock or RSUs only if performance goals established by the Plan Administrator are satisfied. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined by the Plan Administrator. Please refer to the discussion below under “Performance Goals” for more information.

Unless the Plan Administrator determines otherwise, during the period of restriction, participants holding restricted stock may exercise full voting rights and will be entitled to receive all dividends and other distributions paid, in each case with respect to such shares and, if any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the restricted stock with respect to which they were paid.

Participants holding RSUs will hold no voting rights by virtue of such RSUs. The Plan Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of RSUs that may be settled in cash, in shares of equivalent value, or in some combination thereof. Absent a contrary provision in an award agreement, such dividend equivalents shall be subject to the same terms, restrictions and risk of forfeiture as the RSUs with respect to which the dividends accrue and shall not be settled unless and until the related RSUs have vested and been earned.

Stock Bonus Awards

A stock bonus award is an award of shares to an eligible person without a purchase price that is not subject to any restrictions. All stock bonus awards may, but are not required to, be made pursuant to an award agreement. The Plan Administrator will determine the number of shares to be awarded to the participant under a stock bonus award and any other terms applicable to such stock bonus award. Payment of a stock bonus award will be made upon the date(s) determined by the Plan Administrator and set forth in the award agreement. Payment may be made in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares subject to the stock bonus award on the date of payment, as determined in the sole discretion of the Plan Administrator.

Performance Goals

The Plan Administrator in its discretion may make performance goals applicable to a participant with respect to a stock award. In the Plan Administrator’s discretion, one or more of the following performance goals may apply: (i) earnings per share; (ii) revenues or margins; (iii) cash flow (including operating cash flow, free cash flow, discounted return on investment, and cash flow in excess of cost of capital); (iv) operating margin; (v) return on net assets, investment, capital, or equity; (vi) economic value added; (vii) direct contribution; (viii) net income; pretax earnings; earnings before all or some of the following items: interest, taxes, depreciation, amortization, stock-based compensation, ASC 718 expense, or any extraordinary or special items; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of Mobix Labs; (ix) working capital; (x) management of fixed costs or variable costs; (xi) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xii) total stockholder return; (xiii) debt reduction; (xiv) market share; (xv) entry into new markets, either geographically or by business unit; (xvi) customer retention and satisfaction; (xvii) strategic plan development and implementation, including turnaround plans; and (xviii) the fair market value of a share. Stock awards issued to participants may take into account other criteria (including subjective criteria).

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Outside Director Limitations

Stock awards granted during a single fiscal year under the 2023 Equity Incentive Plan or otherwise, taken together with any cash fees paid during such fiscal year for services on the Board, shall not exceed $750,000 in total value for any non-employee director (“Outside Director”). Stock awards granted to an individual while he or she was serving in the capacity as an employee or while he or she was an independent contractor but not an Outside Director will not count for purposes of these limitations.

Leaves of Absence / Transfer Between Locations

The Plan Administrator has the discretion to determine at any time whether and to what extent the vesting of stock awards shall be suspended during any leave of absence; provided that in the absence of such determination, vesting of stock awards will continue during any paid leave and will be suspended during any unpaid leave (unless otherwise required by applicable laws). A participant will not cease to be an employee in the case of (i) any leave of absence approved by the participant’s employer or (ii) transfers between Mobix Labs’ locations or between Mobix Labs and any of its subsidiaries. If an employee holds an incentive stock option and such leave exceeds 3 months then, for purposes of incentive stock option status only, such employee’s service as an employee shall be deemed terminated on the first day following such 3-month period and the incentive stock option shall thereafter automatically be treated for tax purposes as a nonstatutory stock option in accordance with applicable laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written company policy.

Nontransferability of Stock Awards

Unless determined otherwise by the Plan Administrator, a stock award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Plan Administrator makes a stock award transferable, such stock award will contain such additional terms and conditions as the Plan Administrator deems appropriate; provided, however, that in no event may any stock award be transferred for consideration to a third-party financial institution.

Recoupment Policy

The Plan Administrator may specify in an award agreement that the participant’s rights, payments, and/or benefits with respect to a stock award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of a stock award. Notwithstanding any provisions to the contrary under the 2023 Equity Incentive Plan, a stock award granted under the 2023 Equity Incentive Plan shall be subject to Mobix Labs’ clawback policy as may be established and/or amended from time to time. The Plan Administrator may require a participant to forfeit or return to and/or reimburse Mobix Labs for all or a portion of the stock award and/or shares issued under the stock award, any amounts paid under, or benefits provided pursuant to, the stock award, and any payments or proceeds paid or provided upon disposition of the shares issued under the stock award, pursuant to the terms of such company policy or as necessary or appropriate to comply with applicable laws.

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Adjustment

In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization or reclassification of the shares, subdivision of the shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of the Class A Common Stock or other securities of Mobix Labs or other significant corporate transaction, or other change affecting the Class A Common Stock occurs, the Plan Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Equity Incentive Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the 2023 Equity Incentive Plan and/or the number, class, kind and price of securities covered by each outstanding stock award; provided that all such adjustment will be made in a manner that does not result in taxation under Section 409A of the Code.

Corporate Transaction

In the event of (i) a transfer of all or substantially all of Mobix Labs’ assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of Mobix Labs with or into another corporation, entity or person, (iii) the consummation of a transaction, or series of related transactions, in which any person becomes the beneficial owner directly or indirectly, of more than 50% of Mobix Labs’ then-outstanding capital stock or (iv) a change in control (as defined below), each outstanding stock award (vested or unvested) will be treated as the Plan Administrator determines, which determination may provide for one or more of the following: (a) the continuation of such outstanding stock awards (if Mobix Labs is the surviving corporation); (b) the assumption of such outstanding stock awards by the surviving corporation or its parent; (c) the substitution by the surviving corporation or its parent of new stock options or other equity awards for such stock awards; (d) the cancellation of such outstanding stock awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such stock awards as of the closing date of such corporate transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the stock awards (which payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction, subject to applicable law); (e) the full or partial acceleration of vesting, settlement, payment and/or expiration of such outstanding stock award; (f) the full or partial lapse of forfeiture, repurchase or reacquisition rights with respect to shares previously acquired pursuant to stock awards; or (g) the opportunity for participants to exercise such outstanding stock options and/or SARs prior to the occurrence of the corporate transaction and the termination of such outstanding, unexercised stock options and/or SARs upon the consummation of such corporate transaction for no consideration.

Change in Control

A stock award may be subject to additional acceleration of vesting, settlement, payment and/or expiration upon or after a “change in control” (as defined in the 2023 Equity Incentive Plan) as may be provided in the award agreement for such stock award or as may be provided in any other written agreement between Mobix Labs or any of its affiliates and the participant, but in the absence of such provision, no such acceleration will occur.

Amendment, Termination and Duration of the 2023 Equity Incentive Plan

The 2023 Equity Incentive Plan will continue in effect for a term of 10 years measured from the initial adoption date, unless terminated earlier under the terms of the 2023 Equity Incentive Plan. The Plan Administrator may at any time amend, alter, suspend or terminate the 2023 Equity Incentive Plan.

Material U.S. Federal Tax Aspects

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2023 Equity Incentive Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

A participant who receives a stock option or SAR will not have taxable income upon the grant of the stock option or SAR. For nonstatutory stock options and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price — the appreciation value — on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares generally will be long-term or short-term capital gain or loss, depending on whether the shares are held for more than one year.

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The purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of the shares will be capital gain or loss and/or ordinary income depending upon whether the participant holds the shares transferred upon exercise for a specified period. If the shares are held for the specified period, any gain generally will be taxed at long-term capital-gain rates. If the shares are not held for the specified period, generally any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price will be treated as ordinary income. Any additional gain generally will be taxable at long-term or short-term capital-gain rates, depending on whether the participant held the shares for more than one year after the exercise date.

A participant who receives restricted stock will not have taxable income until settlement unless the participant timely files an election under Section 83(b) of the Code to be taxed at the time of grant. The participant will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any) if no such election is made. Any additional gain or loss recognized upon any later disposition of the shares generally will be long-term or short-term capital gain or loss, depending on whether the shares are held for more than one year. If a participant timely files a Section 83(b) election, the participant will recognize ordinary income equal to the fair market value of the shares at the time of purchase or grant less the amount paid for such shares (if any).

A participant who receives RSUs, performance units or performance shares will not have taxable income upon grant of the stock award; instead, the participant will be taxed upon settlement of the stock award. The participant will recognize ordinary income equal to the fair market value of the shares or the amount of cash received by the participant. In addition, Section 409A of the Code imposes certain restrictions on deferred compensation arrangements. Stock awards that are treated as deferred compensation under Section 409A are intended to meet the requirements of this section of the Code.

The Plan Administrator may, at its discretion and pursuant to such procedures as it may specify from time to time, permit a participant to satisfy such withholding or deduction obligations or any other tax-related items, in whole or in part by (without limitation) paying cash, electing to have Mobix Labs withhold otherwise deliverable cash or shares, or delivering to Mobix Labs already-owned shares; provided that, unless the Plan Administrator permits otherwise, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. The fair market value of the shares to be withheld or delivered will be determined based on such methodology that Mobix Labs deems to be reasonable and in accordance with applicable laws.

Mobix Labs will be entitled to a tax deduction in connection with a stock award under the 2023 Equity Incentive Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes the income. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that Mobix Labs may deduct as a business expense in any year with respect to certain of its most highly paid executive officers. While the Plan Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Plan Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of Mobix Labs’ stockholders to maintain flexibility in Mobix Labs’ approach to executive compensation and to structure a program that Mobix Labs considers to be the most effective in attracting, motivating and retaining key employees.

Section 162(m) of the Code

In general, Section 162(m) of the Code limits Mobix Labs’ compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). Section 162(m) may result in all or a portion of the awards granted under the 2023 Equity Incentive Plan to “covered employees” failing to be deductible to Mobix Labs for federal income tax purposes.

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Section 409A of the Code

Certain types of awards under the 2023 Equity Incentive Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, awards granted under the 2023 Equity Incentive Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2023 Equity Incentive Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Equity Compensation Plan Information

The following table provides information as of September 30, 2024, with respect to the shares of Class A Common Stock that may be issued under our compensation plans that existed prior to the Closing.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,213,528	(1)	$4.89	(2)	1,690,022	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	3,213,528		$4.89		1,690,022

(1)	Consists of Mobix Labs options and Mobix Labs RSUs granted under the Mobix Labs, Inc. 2022 Incentive Compensation Plan, the Mobix Labs, Inc. 2020 Key Employee Equity Incentive Plan and the Mobix Labs, Inc. 2020 Equity Incentive Plan (the “Prior Plans”), which are described under “Mobix Labs’ Executive Compensation – Narrative Disclosure to Summary Compensation Table – Equity Compensation,” and the 2023 Equity Incentive Plan, which is described above.
(2)	Represents the weighted-average exercise price of outstanding Mobix Labs options.
(3)	Represents the number of securities remaining available for future issuance under the Prior Plans and the 2023 Equity Incentive Plan.

New Plan Benefits

Except for the Post-Closing RSUs, which are expected to be granted under the 2023 Equity Incentive Plan and are described in greater detail below, the 2023 Equity Incentive Plan does not provide for set benefits or amounts of awards, and no stock awards have been approved that are conditioned on stockholder approval of the 2023 Equity Incentive Plan. All future awards to directors, executive officers, employees and consultants under the 2023 Equity Incentive Plan are discretionary and cannot be determined at this time. The table below sets forth the Post-Closing RSUs that are expected to be granted to certain of Mobix Labs’ officers and directors under the 2023 Equity Incentive Plan.

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Name and Position	Dollar value ($)(1)	Number of Units(2)
Executives Fabrizio Battaglia, Chief Executive Officer and Director	$1,060,000	1,000,000
Keyvan Samini, President, Chief Financial Officer and Director	$1,060,000	1,000,000
Executive Group (2 persons)	$2,120,000	2,000,000
Non-Executive Directors Frederick Goerner, Director	$530,000	500,000
James Peterson, Director	$530,000	500,000
Non-Executive Director Group (2 persons)	$1,060,000	1,000,000

(1)	Estimated based on the closing price of $1.06 for our Class A Common Stock on the Nasdaq Global Market on December 9, 2024.
(2)	Pursuant to the terms of the employment or service agreements, Mobix Labs expects to grant Post-Closing RSUs covering the applicable number of shares of Class A Common Stock on the first, second and third anniversaries of the Closing, and each of these Post-Closing RSUs will vest on the first anniversary of the applicable grant date, subject to the recipient’s continuous service to Mobix Labs through the applicable grant dates and vesting dates. See discussions regarding the terms of the employment or service agreements under “Mobix Labs’ Executive Compensation - Post-Transaction Executive Compensation” and “Mobix Labs’ Executive Compensation - Director Compensation”.

Proposal

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(c), to amend the Company’s 2023 Equity Incentive Plan to increase the number of shares of Class A Common Stock reserved for issuance under the 2023 Equity Incentive Plan from 2,290,183 to 10,600,000, all of which may be subject to incentive stock option award grants.

Vote Required

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Special Meeting, voting together as a single class, is required for the approval of the 2023 Equity Incentive Plan Amendment Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE 2023 EQUITY INCENTIVE PLAN AMENDMENT PROPOSAL.

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PROPOSAL 3: APPROVAL OF ISSUANCE OF SHARES OF OUR CLASS A COMMON STOCK UPON EXERCISE OF CERTAIN WARRANTS

Background

In connection with the Closing of the Merger, we raised proceeds from PIPE investors. To induce the PIPE investors to invest in our Class A Common Stock in connection with the Closing, we issued warrants to three PIPE investors which, pursuant to Nasdaq Listing Rule 5635(a), require stockholder approval for each such PIPE investor to exercise its warrants (the “Warrants”).

On December 18, 2023, we entered into a subscription agreement with Sage Hill Investors, LLC (“Sage Hill”) (the “Sage Hill PIPE Subscription Agreement”) pursuant to which Sage Hill purchased 1,500,000 shares of Class A Common Stock in cash at a price of $10.00 per share for an aggregate purchase price of $15,000,000, on the terms and subject to the conditions set forth in the Sage Hill PIPE Subscription Agreement. In connection with the execution of the Sage Hill PIPE Subscription Agreement, Legacy Mobix issued to Sage Hill a warrant to purchase 1,500,000 shares of common stock of Legacy Mobix at an exercise price of $0.01 per share (the “Sage Hill Warrant”). We assumed the Sage Hill Warrant in the Merger. Under the terms of the Sage Hill Warrant, Sage Hill will not be entitled to exercise any portion of such warrant without the prior approval of our stockholders. If stockholder approval is obtained, the Sage Hill Warrant will be exercisable to purchase 1,500,000 shares of Class A Common Stock at an exercise price of $0.01.

On December 20, 2023, we entered into a subscription agreement with Joseph J. Gebbia (“Gebbia”) (the “Gebbia PIPE Subscription Agreement”) pursuant to which Gebbia purchased 75,000 shares of our Class A Common Stock in cash at a price of $10.00 per share for an aggregate purchase price of $750,000, on the terms and subject to the conditions set forth in the Gebbia PIPE Subscription Agreement. In connection with the execution of the Gebbia PIPE Subscription Agreement, Legacy Mobix issued to Gebbia a warrant to purchase 150,000 shares of common stock of Legacy Mobix at an exercise price of $0.01 per share (the “Gebbia Warrant”). We assumed the Gebbia Warrant in the Merger. Under the terms of the Gebbia Warrant, Gebbia will not be entitled to exercise any portion of such warrant without the prior approval of our stockholders. If stockholder approval is obtained, the Gebbia Warrant will be exercisable to purchase 150,000 shares of Class A Common Stock at an exercise price of $0.01.

On December 20, 2023, we entered into a subscription agreement with Steven Wright Owens, Jr. (“Owens”) (the “Owens PIPE Subscription Agreement”) pursuant to which Owens purchased 50,000 shares of our Class A Common Stock in cash at a price of $10.00 per share for an aggregate purchase price of $500,000, on the terms and subject to the conditions set forth in the Owens PIPE Subscription Agreement. In connection with the execution of the Owens PIPE Subscription Agreement, Legacy Mobix issued to Owens a warrant to purchase 100,000 shares of common stock of Legacy Mobix at an exercise price of $0.01 per share (the “Owens Warrant,” and collectively with the Sage Hill Warrant and the Gebbia Warrant, the “Warrants”). Under the terms of the Owens Warrant, Owens will not be entitled to exercise any portion of such warrant without the prior approval of our stockholders. If stockholder approval is obtained, the Owens Warrant will be exercisable for 100,000 shares of Class A Common Stock at an exercise price of $0.01.

No fractional shares will be issued in connection with any exercise of the Warrants, but in lieu of such fractional shares, the Company will make a cash payment therefor based on the fair market value of the Class A Common Stock on the date of exercise as reasonably determined in good faith by the Board. The Warrants may be amended or waived only with the prior written consent of the Company and warrant holder.

Proposal

We are seeking stockholder approval for purposes of complying with Nasdaq Listing Rule 5635(d), to approve the issuance of shares of Class A Common Stock upon the exercise of the Warrants issued to PIPE investors in connection with the Merger that closed on December 21, 2023. The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the subscription agreements entered into with the PIPE investors, as the Warrants were issued in connection with the Closing of the Merger. We are only asking for approval to issue the shares of Class A Common Stock issuable upon exercise of the Warrants.

Vote Required

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Special Meeting, voting together as a single class, is required for the approval of the 2023 Warrant Exercise Proposal. The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the subscription agreements entered into with the PIPE investors, as the Warrants were issued in connection with the Closing of the Merger. We are only asking for approval to issue the shares of Class A Common Stock issuable upon exercise of the Warrants.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3.

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PROPOSAL 4: APPROVAL OF EXERCISE OF PURCHASE WARRANTS ISSUED ON JULY 24, 2024 TO PURCHASE UP TO AN AGGREGATE OF 5,956,835

Background

We are seeking stockholder approval for the exercise of the Purchase Warrants (as defined below) issued by the Company on July 24, 2024 to purchase up to an aggregate of 5,956,835 shares of Class A Common Stock under Nasdaq Listing Rule 5635(d).

On July 22, 2024, we entered into a securities purchase agreement (the “July 2024 Purchase Agreement”) with an institutional investor (the “Investor”). In a private placement transaction (the “July 2024 Private Placement”) which closed on July 24, 2024 (the “Closing Date”), we issued: (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 2,877,698 shares of Class A Common Stock at an exercise price of $0.001 per share; (ii) Series A warrants (the “Series A Warrants”) to purchase up to 2,877,698 shares of Class A Common Stock (the “Series A Warrant Shares”) at an exercise price of $1.39 per share; (iii) Series B warrants (the “Series B Warrants”) to purchase up to 2,877,698 shares of Class A Common Stock (the “Series B Warrant Shares”) at an exercise price of $1.39 per share, which Pre-Funded Warrants and Purchase Warrants were purchased by the Investor in the Private Placement; and (iv) placement agent warrants (the “Placement Agent Warrants,” and the Placement Agent Warrants together with the Series A Warrants and the Series B Warrants, the “Purchase Warrants”) to purchase up to 201,439 shares of Class A Common Stock (the “Placement Agent Warrant Shares,” together with the Series A Warrant Shares and the Series B Warrant Shares, the “Purchase Warrant Shares”) that were issued to designees of H.C. Wainwright & Co., LLC (“Wainwright” or the “Placement Agent”) as compensation for Wainwright acting as placement agent in connection with the July 2024 Private Placement.

The shares of Class A Common Stock issuable upon the exercise of the Purchase Warrants are collectively referred to as the “Purchase Warrant Shares.” The Purchase Warrants will become exercisable on the effective date of the stockholder approval for the issuance of the Purchase Warrant Shares upon exercise of the Purchase Warrants (the “Purchase Warrant Stockholder Approval Date”). The Series A Warrants have a term of exercise equal to five years from the Purchase Warrant Stockholder Approval Date. The Series B Warrants have a term of exercise equal to twelve months from the Purchase Warrant Stockholder Approval Date.

The Investor may not exercise any portion of such Investor’s Purchase Warrants to the extent that the Investor, together with its affiliates, would beneficially own more than 4.99% of the Company’s outstanding shares of common stock immediately after exercise, except that upon the election of the Investor, the Investor may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Class A Common Stock outstanding immediately after giving effect to the exercise.

The Purchase Agreement also provides that from the Closing Date until the one (1) year anniversary of the closing, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction, subject to certain exceptions.

The net proceeds to us from the July 2024 Private Placement were approximately $4.0 million, after deducting placement agent fees and expenses and estimated offering expenses payable by us. We intend to use the net proceeds received from the July 2024 Private Placement for working capital, potential future acquisitions and associated operational expenses.

We entered into an engagement letter with Wainwright, dated July 8, 2024, pursuant to which Wainwright agreed to act as our exclusive placement agent in connection with the July 2024 Private Placement. We paid the Placement Agent a cash fee equal to 7.0% of the gross proceeds of the July 2024 Private Placement, a management fee equal to 1.0% of the gross proceeds of the July 2024 Private Placement and non-accountable expenses in the amount of $85,000. In addition, pursuant to the Engagement Letter, we issued to Wainwright or its designees, upon closing of the July 2024, the Placement Agent Warrants (which represents 7.0% of the Pre-Funded Warrants being sold in the July 2024 Private Placement) at an exercise price of $1.7375 per share (which represents 125% of the offering price per share of Class A Common Stock in the July 2024 Private Placement). The Placement Agent Warrants will be exercisable beginning on the Purchase Warrant Stockholder Approval Date and will expire five years thereafter. Upon any exercise for cash of the Purchase Warrants, we agreed to pay the Placement Agent a cash fee of 7.0% of the aggregate gross exercise price paid in cash, a management fee of 1.0% of the aggregate gross exercise price paid in cash and shall also issue warrants to the Placement Agent (or its designees) to purchase the number of shares of Class A Common Stock equal to 7.0% of the aggregate number of such shares of Class A Common Stock underlying the Purchase Warrants.

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The Pre-Funded Warrants, the Purchase Warrants, and Placement Agent Warrants, and the shares of our Class A Common Stock issuable upon exercise thereof were offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Reasons for the Private Placement

The Board determined that it was necessary to raise additional funds for working capital, potential future acquisitions and associated operational expenses.

We believe that the 2024 Private Placement, which yielded gross proceeds of approximately $4.0 million, was necessary in light of our cash and funding requirements at the time. In addition, at the time of the 2024 Private Placement, the Company’s Board of Directors considered alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board of Directors, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the 2024 Private Placement.

Proposal

We are seeking stockholder approval for the issuance of up to an aggregate of 5,956,835 shares of common stock upon the exercise of the Purchase Warrants and the Placement Agent Warrants that were issued. Upon exercise of the Purchase Warrants and the Placement Agent Warrants for cash, we will receive the applicable cash exercise price paid by the holders thereof for gross proceeds of up to approximately $8.4 million (before deducting expenses and Placement Agent fees discussed above and assuming the full exercise of the Purchase Warrants and the Placement Agent Warrants). However, we cannot predict when and in what amounts or if the Purchase Warrants and the Placement Agent Warrants will be exercised by payments of cash, and it is possible that the Purchase Warrants and Placement Agent Warrants may expire and never be exercised, in which case we would not receive any cash proceeds. The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the July 2024 Purchase Agreement, as the July 2024 Private Placement has already been completed, and the Purchase Warrants and Placement Agent Warrants have already been issued. We are only asking for approval to issue the Purchase Warrant Shares upon exercise of the Purchase Warrants and the Placement Agent Warrants.

Required Vote

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, present by virtual attendance or represented by proxy at the Special Meeting is required for the approval of the 2024 Warrant Exercise Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 4.

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR CHARTER TO REMOVE RESTRICTIONS ON THE ABILITY OF OUR HOLDERS OF CLASS A COMMON STOCK TO TAKE ACTION BY WRITTEN CONSENT

Background

On December 13, 2024, our Board approved, subject to stockholder approval, the amendment to our Charter (the “Certificate of Amendment”) which amends our Charter to enable action by written consent of the holders of Class A Common Stock as permitted under Section 228 of the Delaware General Corporation Law (the “DGCL”). A copy of the Certificate of Amendment is attached hereto as Annex C.

Current Provision

Current Article FOURTH of our Charter permits our holders of Class B Common Stock to act by written consent, whereas the Current Article SEVENTH of our Charter prohibits our holders of Class A Common Stock from taking action by written consent. Specifically, Article SEVENTH states:

“SEVENTH. Stockholder Action. Except as otherwise provided by or pursuant to the provisions of this Certificate of Incorporation, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by consent of stockholders in lieu of a meeting of stockholders.”

Proposed Amendment

The proposed amendment will delete Article SEVENTH from the Charter. The deletion of Article SEVENTH will permit holders of the capital stock of the Company, including both Class A Common Stock and Class B Common Stock, to act by written consent without the need for a meeting, providing efficiency in managing the affairs of the Company.

Reason for the Amendment

The ability to take action by written consent will enable the Company to more promptly and efficiently address matters that require stockholder approval without waiting for the next annual or special meeting. This change is intended to enhance the rights of stockholders by providing them with a direct method to approve proposals on an expedited basis as needed.

Text of the Proposed Amendment

The following is the text of the proposed amendment to the Charter, of which is included in the Certificate of Amendment:

“Article SEVENTH of the Certificate of Incorporation is hereby deleted in its entirety.”

Vote Required

The approval of the proposed amendment requires the affirmative vote of the holders of 66⅔% of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting together as a single class.

Effectiveness of the Amendment

If approved, the amendment to the Charter will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 5.

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EXECUTIVE COMPENSATION

The following tables and accompanying narrative set forth information about the compensation for our fiscal year ended as of September 30, 2024 and 2023 provided to our principal executive officer and the other executive officers (other than the principal executive officer) who were serving as executive officers as of September 30, 2024. These individuals, and who are referred to in this section as “named executive officers,” and their positions were as follows:

●	Fabian Battaglia: Chief Executive Officer and Director

●	Keyvan Samini: President, Chief Financial Officer and Director

●	James Aralis: Chief Technology Officer

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the fiscal years ended September 30, 2024 and September 30, 2023.

	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Name and Principal Position		($)(1)	($)	($)	($)(2)	($)(3)	($)
Fabian Battaglia	2024	509,012	450,000	—	—	321,203	1,280,215
Chief Executive Officer and Director	2023	390,000	—	—	—	13,050	403,050
Keyvan Samini	2024	469,857	450,000	—	—	321,188	1,241,045
President and Chief Financial Officer	2023	360,000	—	—	—	11,250	371,250
James Aralis	2024	161,000	—	—	—	11,250	172,250
Chief Technology Officer	2023	192,000	—	—	769	—	192,769

(1)	Amounts in 2024 include $119,012 for Mr. Battaglia and $109,857 for Mr. Samini for cash paid in lieu of accrued vacation.

(2)	Amounts reflect the aggregate grant-date fair value of options granted pursuant to the 2020 Key Employee Equity Incentive Plan, as discussed below, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officers. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. We provide information regarding the assumptions used to calculate the value of all option awards made to named executive officers in Note 15 to our audited financial statements for the year ended December 31, 2023 included in the Form 8-K filed with the SEC on December 28, 2023.

(3)	In fiscal 2023, for Messrs. Battaglia and Samini, includes auto and mobile phone allowances. In fiscal 2024, for Messrs. Battaglia and Samini, includes reimbursement for the payment of taxes owed.

Narrative Disclosure to Summary Compensation Table

For the fiscal years ended September 30, 2024 and 2023, the compensation program for our named executive officers consisted of base salary, cash bonus, equity awards, and certain standard employee benefits.

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Employment Agreements

Mr. Battaglia entered into an amended and restated executive employment agreement to serve as our Chief Executive Officer, effective as of September 5, 2020 (the “Battaglia Prior Employment Agreement”). Pursuant to the Battaglia Prior Employment Agreement, Mr. Battaglia was entitled to receive a base salary of $390,000 per year and was also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which would be in the discretion of the Board. Additionally, on August 11, 2020, Mr. Battaglia was granted stock options to purchase 323,529 shares of our common stock.

In connection with the execution of the Business Combination Agreement, on November 15, 2022, Mr. Battaglia entered into a binding Executive Employment Term Sheet, which amended the Battaglia Prior Employment Agreement. The Executive Employment Term Sheet was subsequently amended effective from March 26, 2023, the material terms of which are described below.

Mr. Samini entered into an amended and restated executive employment agreement to serve as our Chief Financial and Operating Officer, effective as of September 5, 2020 (the “Samini Prior Employment Agreement”). Pursuant to the Samini Prior Employment Agreement, Mr. Samini was entitled to receive a base salary of $360,000 per year and was also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which shall be in the discretion of the Board. Additionally, on August 11, 2020, Mr. Samini was granted stock options to purchase 323,529 shares of common stock.

In connection with the execution of the Business Combination Agreement, on November 15, 2022, Mr. Samini entered into a binding Executive Employment Term Sheet, which amended the Samini Prior Employment Agreement. The Executive Employment Term Sheet was subsequently amended effective from March 26, 2023, the material terms of which are described below.

Mr. Aralis entered into an employment agreement with Mobix Labs to serve as its Chief Technology Officer, effective as of May 18, 2022 (the “Aralis Employment Agreement”). Pursuant to his employment agreement, Mr. Aralis was entitled to receive a base salary of $120,000 per year, which was based on one day per week, and any month which exceeded more than four days was compensated at a secondary rate of $2,000 per day.

The narrative below summarizes the payments and benefits that each named executive officer was eligible to receive on an annualized basis for the fiscal years ended September 30, 2024 and 2023 based on the Battaglia Prior Employment Agreement, the Samini Prior Employment Agreement and the Aralis Employment Agreement.

Base Salary

The base salary for each named executive officer was set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. The annual base salary earned by the named executive officers for each of the fiscal years ended September 30, 2024 and 2023 is set forth in the summary compensation table above under the column heading “Salary.” Amounts in the “Salary” column for the fiscal year ended September 30, 2024 also include $119,012 for each of Messrs Battaglia and Samini for cash paid in lieu of accrued vacation.

Bonus

In fiscal 2024, the Compensation Committee approved a bonus to each of Messrs. Battaglia and Samini in recognition of their efforts in connection with the completion of the Merger, which amount is set forth in the summary compensation table above under the column heading “Bonus.”

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our named executive officers and grant equity incentive awards to them from time to time. On May 5, 2022, the following RSUs were granted to the following directors and executive officers: (i) James Peterson in the amount of 1,000,000 RSUs; (ii) Frederick Goerner in the amount of 1,000,000 RSUs; (iii) Fabian Battaglia in the amount of 2,000,000 RSUs; and (iv) Keyvan Samini in the amount of 2,000,000 RSUs. These RSUs originally vested upon the satisfaction of both time-based vesting requirements and performance conditions. These RSUs were amended on November 15, 2022 to provide for a three-year vesting schedule, with one-third of the total RSUs vesting on each anniversary of the closing of the Merger. These RSUs were subsequently cancelled, effective March 26, 2023. As discussed below under “Post-Closing Executive Compensation” and “Director Compensation,” in exchange, Messrs. Peterson, Goerner, Battaglia and Samini received a commitment from us to issue one-half of that number of RSUs over three years, beginning on the first anniversary of the Closing Date, referred to as “Post-Closing RSUs.”

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2020 Key Employee Equity Incentive Plan

General. On August 10, 2020, the 2020 Key Employee Equity Incentive Plan (the “2020 Mobix Key Employee Plan”) was adopted. The 2020 Mobix Key Employee Plan provided for the grant of incentive stock options to key employees (the “Key Employees”), including: (a) an officer whose base compensation is equal to or greater than $250,000; (b) a 5% owner of our company; and (c) a 1% owner of our company having annual compensation of more than $150,000. The 2020 Mobix Key Employee Plan was terminated effective as of the Closing. Following the Closing, no additional stock awards will be granted under the 2020 Mobix Key Employee Plan, although all outstanding stock awards granted under the 2020 Mobix Key Employee Plan prior to the Closing were assumed by us and continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2020 Mobix Key Employee Plan.

Share Reserve. We reserved an aggregate of 1,500,000 shares of Class A Common Stock under the 2020 Mobix Key Employee Plan. As of October 15, 2024, 411,764 shares of Class A Common Stock were subject to outstanding option awards.

2020 Equity Incentive Plan

General. On August 10, 2020, the 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan provides for the grant of incentive stock options to our employees (and employees of any parent or majority-owned subsidiary), and for the grant of non-statutory stock options and restricted stock to employees and consultants (and employees and consultants of any parent or majority-owned subsidiary). The 2020 Plan was terminated effective upon the Closing. Following the Closing, no additional stock awards will be granted under the 2020 Plan, although all outstanding stock awards granted under the 2020 Plan prior to the Closing were assumed by us and continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2020 Plan.

Share Reserve. We reserved an aggregate of 1,850,000 shares of Class A Common Stock under the 2020 Plan. As of October 15, 2024, 754,368 shares of Class A Common Stock were subject to outstanding option awards.

2022 Incentive Compensation Plan

General. On May 3, 2022, the 2022 Equity Incentive Plan (the “2022 Plan”) was adopted. The 2022 Plan provided for the grant of incentive stock options to our employees (and employees of any parent or majority-owned subsidiary), and for the grant of stock appreciation rights (“SARs”), restricted stock and restricted stock units to our directors, employees and consultants (and employees and consultants of any parent or majority-owned subsidiary). The 2022 Plan was terminated effective as of the Closing. Following the Closing, no additional stock awards will be granted under the 2022 Plan, although all outstanding awards granted under the 2022 Plan prior to the Closing were assumed by us and continue to be subject to the terms and conditions as set forth in the agreements evidencing such awards and the terms of the 2022 Plan.

Share Reserve. We reserved an aggregate of 15,000,000 shares of Class A Common Stock under the 2022 Plan. As of October 15, 2024, options to purchase 1,584,142 shares of Class A Common Stock were outstanding, and (ii) RSUs representing 13,093 shares of Class A Common Stock were outstanding.

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Benefits and Perquisites

In the fiscal years ended September 30, 2024 and 2023, we provided benefits to our named executive officers on the same basis as provided to all of its employees, including medical, dental, vision, life and AD&D, and short- and long-term disability insurance, vacation and paid holidays. The named executive officers are also eligible to participate in our 401(k) plan.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table presents, for each of our named executive officers, information regarding outstanding equity awards as of September 30, 2024.

	Option Awards
Name	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price	Option Expiration Date
Fabian Battaglia	August 11, 2020	205,882	(1)			$0.01	8/11/2030
	August 11, 2020	117,647	(2)			$0.01	8/11/2030
	May 5, 2022
Keyvan Samini	August 11, 2020	205,882	(1)			$0.01	8/11/2030
	August 11, 2020	117,647	(2)			$0.01	8/11/2030
	May 5, 2022
James Aralis	May 1, 2022	10,000	(3)			$6.84	4/4/2032
	May 15, 2022	8,889		17,778	(4)	$6.84	4/4/2032
	April 15, 2023			183	(5)	$6.84	4/4/2032

Note: The numbers of shares in the table above have been adjusted to give effect to the 1:17 reverse stock split on February 5, 2021.

(1)	This option covering 205,882 shares of Class A Common Stock was granted under the 2020 Key Employee Equity Incentive Plan. This option is subject to a 14-month vesting schedule, with 10% of the total shares vesting on January 15, 2021, and 10% of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.
(2)	This option covering 117,647 shares of Class A Common Stock was granted under the 2020 Key Employee Equity Incentive Plan. This option is subject to a 14-month vesting schedule, with 10% of the total shares vesting on January 15, 2021, and 10% of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.
(3)	This option covering 10,000 shares of Class A Common Stock was granted under the 2022 Incentive Compensation Plan. This option is subject to a one-year vesting schedule, with 40% of the total shares vesting immediately, and 5% of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.
(4)	This option covering 26,667 shares of Class A Common Stock was granted on May 18, 2022 under the 2022 Incentive Compensation Plan. This option is subject to a four-year vesting schedule, with one-fourth of the total shares vesting on the annual anniversary of May 18, 2022, and 1/48th of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.
(5)	This option covering 183 shares of Class A Common Stock was granted on April 15, 2023 under the 2022 Incentive Compensation Plan. This option is subject to vest upon a change of control or 12 months from the date of grant if the Merger was not consummated.

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Post-Closing Executive Compensation.

Employment Arrangements for our Chief Executive Officer and President and Chief Financial Officer

Fabian Battaglia

We are a party to an Employment Term Sheet with Mr. Battaglia, pursuant to which he serves as our Chief Executive Officer with an initial term of two years, effective November 15, 2022, which will automatically renew for additional consecutive one-year terms unless either party provides the other party with 180 days’ notice of the intent not to renew prior to the expiration of the applicable terms.

Under his Employment Term Sheet, Mr. Battaglia is entitled to receive a base salary of $390,000 per year and is also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which shall be in the discretion of the Board. In addition, Mr. Battaglia will be granted, on the first, second and third anniversaries of December 21, 2023, RSUs with respect to 333,333 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to Mobix Labs through the applicable grant dates and vesting dates. The RSUs will become fully vested in the event of a change of control, or if Mr. Battaglia’s employment is terminated either without cause or by him for Good Reason (as defined in the Employment Term Sheet).

If we terminate Mr. Battaglia’s employment without cause, or Mr. Battaglia resigns for Good Reason, Mr. Battaglia is entitled to (i) two times the amount of his base compensation and two times the amount of the target bonus amount in which termination occurs, payable in equal installments over 24 months, and (ii) subject to Mr. Battaglia’s election of COBRA continuation coverage, reimbursement for up to 24 months of subsidized COBRA benefits or if earlier, on the date on which he becomes covered under another group health plan. However, if we terminate Mr. Battaglia’s employment without cause, or Mr. Battaglia resigns for Good Reason during the period commencing 60 days prior to and ending 12 months following a change in control, the severance amount described immediately above shall be increased to three times (and paid in a lump sum payment), and the COBRA reimbursement will increase to 36 months.

Keyvan Samini

We are a party to an Employment Term Sheet with Mr. Samini, pursuant to which he serves as our President, and Chief Financial Officer with an initial term of two years, effective November 15, 2022, which will automatically renew for additional consecutive one-year terms unless either party provides the other party with 180 days’ notice of the intent not to renew prior to the expiration of the applicable terms.

Under his Employment Term Sheet, Mr. Samini is entitled to receive a base salary of $360,000 per year and is also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which shall be in the discretion of the Board. In addition, Mr. Samini will be granted, on the first, second and third anniversaries of December 21, 2023, RSUs with respect to 333,333 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to us through the applicable grant dates and vesting dates. The RSUs will become fully vested in the event of a change of control, or if Mr. Samini’s employment is terminated either without cause or by him for Good Reason (as defined in the Employment Term Sheet).

If we terminate Mr. Samini’s employment without cause, or Mr. Samini resigns for Good Reason, Mr. Samini is entitled to (i) two times the amount of Mr. Samini’s base compensation and two times the amount of the target bonus amount in which termination occurs, payable in equal installments over 24 months, and (ii) subject to Mr. Samini’s election of COBRA continuation coverage, reimbursement for up to 24 months of subsidized COBRA benefits or if earlier, on the date on which Mr. Samini becomes covered under another group health plan. However, if we terminate Mr. Samini’s employment without cause, or Mr. Samini resigns for Good Reason during the period commencing 60 days prior to and ending 12 months following a change in control, the severance amount described immediately above shall be increased to three times (and paid in a lump sum payment), and the COBRA reimbursement will increase to 36 months.

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Equity and Cash Awards

On January 22, 2024, the Compensation Committee approved a cash award of $450,000 and, subject to stockholder approval of Mobix Labs stockholders, a grant of 2,550,000 restricted stock awards to each of Messrs. Battaglia and Samini in consideration of their efforts in connection with the public listing of our shares on Nasdaq. Subject to obtaining stockholder approval, each of the foregoing restricted stock awards will be made pursuant to a separate award agreement between us and the recipient.

The RSAs will vest at such time as determined by the Board.

2023 Equity Incentive Plan

See Proposal 2 above for a summary of the 2023 Equity Incentive Plan.

2023 Employee Stock Purchase Plan

Set forth below is a summary of the material features of the 2023 Employee Stock Purchase Plan.

Purpose

The 2023 Employee Stock Purchase Plan provides a means by which eligible employees and/or eligible service providers of either us or our affiliate may be given an opportunity to purchase shares of Class A Common Stock. The 2023 Employee Stock Purchase Plan permits us to grant a series of purchase rights to eligible employees and/or eligible service providers. By means of the 2023 Employee Stock Purchase Plan, we will seek to retain and assist our affiliates in retaining the services of such eligible employees and eligible service providers, to secure and retain the services of new eligible employees and eligible service providers and to provide incentives for such persons to exert maximum efforts for our success and that of our affiliates.

Stock Subject to Employee Stock Purchase Plan

Subject to adjustments as provided in the 2023 Employee Stock Purchase Plan, the maximum number of shares of Class A Common Stock that may be issued under the 2023 Employee Stock Purchase Plan will be equal to 1,015,897, plus the number of shares of Class A Common Stock that are automatically added on the first day of each fiscal year beginning with the 2023 fiscal year through and including the first day of the 2032 fiscal year, in each case, in an amount equal to 1% of the total number of shares of Class A Common Stock issued and outstanding on the first day of applicable fiscal year, unless the Board determines that there will be no increase in the share reserve or that the increase in the share reserve for the applicable fiscal year will be a lesser number of shares of Class A Common Stock than would otherwise occur. If any purchase right granted under the 2023 Employee Stock Purchase Plan terminates without having been exercised in full, the shares of Class A Common Stock not purchased under such purchase right will again become available for issuance under the 2023 Employee Stock Purchase Plan.

Benefits and Perquisites

We provide benefits to our named executive officers on the same basis as provided to all of our employees, including medical, dental, vision, life and AD&D, and short- and long-term disability insurance, vacation and paid holidays. The named executive officers are also eligible to participate in our 401(k) plan.

Director Compensation

In 2021, we entered into board of directors agreements with our non-employee directors, including James Peterson, David Aldrich, Kurt Busch, William Carpou and Frederick Goerner. Under these agreements, we agreed to issue to each director an option to purchase 20,000 shares of Class A Common Stock. The option is subject to a one-year vesting schedule, with 8,000 shares vesting immediately, and the remaining 12,000 shares vesting at the rate of 1,000 shares per month over the 12 consecutive months thereafter, subject to the holder’s continuous service through each vesting date. We also agreed to reimburse the director for any reasonable costs and expenses incurred in connection with the director’s services requested by us and performed by the director. Each agreement will automatically renew on the date of director’s reelection unless the Board determines not to renew the agreement, or until a director’s earlier resignation, removal or death.

26

Historically, we issued options on an annual basis for each of our non-employee directors. Our non-employee directors have not received any cash compensation for their services as directors and have instead, from time to time, been compensated with awards of options or RSUs in amounts determined by our Board. During the fiscal year ended September 30, 2024, we paid each of our non-employee directors an annual cash retainer of $200,000.

In connection with the Closing, we amended the Board agreement with each of Mr. Peterson and Mr. Goerner. The amendment provides that the director will be granted, on the first, second and third anniversaries of December 21, 2023, RSUs with respect to 166,666 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to Mobix Labs through the applicable grant dates and vesting dates. The RSUs will become fully vested in the event of a change of control, or if the director’s service is terminated either without cause or by him for Good Reason (as defined in the 2022 Plan).

On January 22, 2024, the Board approved non-employee director compensation that is designed to retain competent and experienced persons to serve as members of the Board. Non-employee directors will be entitled to receive an annual cash retainer, which will be payable quarterly and pro-rated for partial quarters, of $200,000 and reimbursement for expenses incurred for attending Board meetings. Non-employee Board members will also be entitled to receive awards under the 2023 Equity Incentive Plan annually and upon their initial appointment to the Board as follows:

●	A one-time grant of $50,000 of Class A Common Stock valued at the then-current fair market value to the current non-employee directors;

●	Annual awards of 20,000 RSUs at the next Board meeting occurring after December 21, 2024; and

●	Upon initial election or appointment to the Board, a pro-rated amount of 20,000 RSUs for the partial year.

These RSUs will not be delivered until such time as determined by the Board.

In addition, the Board approved, subject to approval of our stockholders of Proposal 1, the grant of RSUs to the following non-employee directors who were influential in the public listing of our shares on Nasdaq:

●	James Peterson 1,050,000 RSUs

●	Frederick Goerner 1,050,000 RSUs

●	David Aldrich 50,000 RSUs

●	Kurt Busch 50,000 RSUs

●	William Carpou 50,000 RSUs

27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of shares of Class A Common Stock and Class B Common Stock by:

●	each person who is the beneficial owner of more than 5% of issued and outstanding shares of Class A Common Stock and Class B Common Stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of Class A Common Stock and Class B Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of the date of this Proxy Statement. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Mobix Labs, Inc., 15420 Laguna Canyon Road. Suite 100, Irvine, CA 92618.

The percentage ownership of Class A Common Stock and Class B Common Stock is based on 32,957,759 shares of Class A Common Stock and 2,129,901 shares of Class B Common Stock, respectively, outstanding as of November 8, 2024.

Name and Address of Beneficial Owner	Number of Shares of New Mobix Labs Class A Common Stock(1)%		Number of Shares of New Mobix Labs Class B Common Stock	%	% of Total Voting Power
Directors and Executive Officers
Fabian Battaglia(2)	766,733	2.3%	125,000	5.9%	3.7%
Keyvan Samini(3)	766,733	2.3%	125,000	5.9%	3.7%
James Aralis(4)	59,493	*	—	—	*
James Peterson(5)	3,886,486	11.2%	1,449,275	68.0%	33.9%
David Aldrich(5)	169,628	*	—	—	*
Kurt Busch(5)	153,416	*	—	—	*
William Carpou(5)	173,369	*	—	—	*
Frederick Goerner	634,252	1.9%	217,391	9.6%	5.2%
Michael Long	738,605	2.2%	—	—	1.4%
All Directors and Executive Officers as a Group (nine individuals)	7,348,715	20.3%	1,916,666	90.0%	48.9%
Five Percent and Greater Holders
Jiong Ma(6)	2,054,454	6.0%	—	—	3.8%
Chavant Capital Partners LLC(7)	2,054,454	6.2%	—	—	3.8%
Sage Hill Investors, LLC(8)	2,800,000	8.0%	—	—	5.2%
Russell Cyr	1,610,237	5.7%	—	—	3.0%
Geoffrey Dawe	1,603,808	5.7%	—	—	3.0%
Armistice Capital, LLC(9)	2,877,698	8.03%	—	—	5.0%

* Less than one percent

(1)	The number of shares of Class A Common Stock beneficially owned by each person or entity includes any shares of Class B Common Stock (which is convertible for Class A Common Stock) beneficially owned by such person or entity.

28

(2)	Includes 318,204 shares of Class A Common Stock and 125,000 shares of Class B Common Stock held of record by The Battaglia Trust. Fabian Battaglia is Trustee of The Battaglia Trust and may be deemed to have voting and investment power over securities held thereby. Includes options to purchase 323,529 shares of Class A Common Stock exercisable within 60 days of November 8, 2024.
(3)	Includes (i) 171,146 shares of Class A Common Stock and 125,000 shares of Class B Common Stock held of record by The KSSF Trust, dated November 27, 2012 (the “KSSF Trust”), (2) 73,529 shares of Class A Common Stock held of record by The KSLI Trust, dated December 7, 2012 (the “KSLI Trust”), (iii) 73,529 shares of Class A Common Stock held of record by The SSLI Trust dated December 7, 2012 (“SSLI Trust”). Keyvan Samini is Trustee of The KSSF Trust and The SSLI Trust, and may be deemed to have voting and investment power over securities held thereby. Keyvan Samini’s spouse is the Trustee of The KSLI Trust and may be deemed to have voting and investment power over securities held thereby. Includes options to purchase 323,529 shares of Class A Common Stock exercisable within 60 days of November 8, 2024.
(4)	Includes options to purchase 36,850 shares of Class A Common Stock exercisable within 60 days of November 8, 2024.
(5)	Includes options to purchase 153,416 shares of Class A Common Stock exercisable within 60 days of November 8, 2024.
(7)	Includes 1,241,552 Private Placement Warrants and 795,958 shares of Class A Common Stock held by Chavant Family Office LLC. Dr. Jiong Ma is the sole member of Chavant Family Office LLC and has voting and dispositive power over the securities held directly by Chavant Family Office LLC. The business address of Chavant Family Office LLC and Dr. Ma is 445 Park Avenue, 9th Floor, New York, NY 10022.
(8)	This amount is based on Amendment No. 1 to Schedule 13G filed with the SEC on November 11, 2024, by Sage Hill Investors, LLC. Sage Hill has sole voting power with respect to 1,380,000 shares and sole power to dispose of or direct the disposition of 1,380,000 shares. In addition, the amount shown in the table reflects an additional 1,500,000 shares of Class A Common Stock issuable upon exercise of the Sage Hill Warrant, although the exercise of the Sage Hill Warrant is subject to stockholder approval of Proposal 3 in this Proxy Statement. The business address of Sage Hill is 1307 Carter Street, Chattanooga, TN 37402.
(9)	Represents 2,877,698 shares of Class A Common Stock directly held by Armistice Capital Master Fund LTD., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Excludes: 5,755,396 shares issuable upon the exercise of Series A Common Warrant and Series B Common Warrant that are only exercisable upon the receipt of the Stockholder Approval pursuant to Proposal 4. The Series A Common Warrant and the Series B Common Warrant each is subject to a beneficial ownership limitation of 4.99%, which limitations restrict the holder and its affiliates owning, after exercise, a number of shares of Class A Common Stock in excess of the beneficial ownership limitation. The address of Master Fund is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

29

OTHER MATTERS

In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

Stockholder Proposals

Proposals for Inclusion in the Proxy Statement.

The date by which stockholder proposals must be received by us for inclusion in proxy materials relating to the 2024 annual meeting of stockholders, or the “2024 Annual Meeting,” is a reasonable time before we begin to print and send our proxy materials for such annual meeting. Eligible stockholders who seek to submit a proposal for inclusion in our proxy statement must comply with all applicable Bylaws and SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy materials in accordance with SEC regulations governing the solicitation of proxies.

Proposals not Included in the Proxy Statement and Nominations for Director.

Stockholder proposals not included in our proxy statement and stockholder nominations for director may be brought before an annual meeting of stockholders in accordance with the advance notice procedures described in our Bylaws. In general, notice must be received by the Secretary at the address below not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. For the 2024 Annual Meeting, we must receive your notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Stockholder proposals must be in proper written form and must meet the detailed disclosure requirements set forth in our Bylaws, including a description of the proposal, the name of the stockholder and beneficial owner, if any, and such parties’ stock holdings and derivative positions in our securities, if any.

Our Bylaws also require that stockholder proposals concerning nomination of directors provide additional disclosure, including information we deem appropriate to ascertain the nominee’s qualifications to serve on the Board, disclosure of compensation arrangements between the nominee, the nominating stockholder and the underlying beneficial owner, if any, and other information required to comply with the proxy rules and applicable law. The specific requirements of these advance notice provisions are set forth in Sections 1.13 of our Bylaws, a copy of which is available upon request. In addition, to be included on our universal proxy card in connection with the 2024 Annual Meeting, the notice must also include the information required by Rule 14a-19(b)(2) and Rule 14a-19(b)(3). All stockholder proposals and director nominations pursuant to the advance notice provision or proxy access provision in our Bylaws should be sent to Mobix Labs, Inc., Attn: Secretary, at 15420 Laguna Canyon Road, Suite 100, Irvine, California 92618.

Expenses of Solicitation

The Company will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies with respect to the Special Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

Delivery of Documents to Stockholders Sharing an Address

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting our Secretary either by calling 1-949-745-1086 or by mailing a request to 15420 Laguna Canyon Road, Suite 100, Irvine, CA 92618. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

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ANNEX A

Amendment to 2023 Equity Incentive Plan

A-1

FIRST AMENDMENT

TO THE

MOBIX LABS, INC.

2023 EQUITY INCENTIVE PLAN

THIS FIRST AMENDMENT (the “Amendment”) is made effective as of ___________, 2025, by MOBIX LABS, INC., a Delaware corporation (the “Company”), to the MOBIX LABS, INC. 2023 EQUITY INCENTIVE PLAN (the “Plan”).

W I T N E S S E T H:

WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them, and

WHEREAS, pursuant to Section 9(f) the Company reserved the right to amend said Plan;

NOW, THEREFORE, effective as of ____________, 2025, the Plan shall be amended as follows:

1.	Section 4(a) is hereby amended in its entirety to read as follows:

“(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the aggregate number of Shares that may be issued under all Awards under the Plan shall be equal to 10,600,000, plus any unissued Shares subject to any SPAC Option and any SPAC RSU that is canceled, forfeited or otherwise expires (the “Share Pool”). In addition, the Share Pool will automatically increase on January 1st of each year for a period of up to ten years, commencing on the first January 1 following the Effective Date and ending on (and including) January 1, 2032, in an amount equal to the lesser of (i) five (5) % of the total number of Shares outstanding on such January 1 or (ii) such smaller number of Shares as is determined by the Board. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2.	Section 4(c)(vi) is hereby amended in its entirety to read as follows:

“(vi) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 10,600,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.”

3.	In all other respects, the Plan shall remain unchanged by this Amendment.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed the day and year first above written.

MOBIX LABS, INC., a Delaware corporation

Dated:	By:
Name/Title:

A-2

ANNEX B

2023 Equity Incentive Plan

B-1

MOBIX LABS, INC.

2023 EQUITY INCENTIVE PLAN

1. Purpose	B-3
2. Definitions	B-3
3. Administration	B-7
4. Shares Subject to Plan	B-8
5. Eligibility	B-9
6. Specific Terms of Awards	B-9
7. Certain Provisions Applicable to Awards	B-15
8. Change in Control	B-17
9. General Provisions	B-18

B-2

MOBIX LABS, INC.

2023 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this Mobix Labs, Inc. 2023 Equity Incentive Plan (including any sub-plans as applicable), as may be amended from time to time (the “Plan”) is to assist Mobix Labs, Inc., a Delaware corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act and any successor to such Rule.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(d) “BCA” shall mean that certain Business Combination Agreement, dated as of November 15, 2022, by and among Chavant Capital Acquisition Corp., a publicly traded special purpose acquisition company incorporated under the laws of the Cayman Islands, CLAY Merger Sub II, Inc., a Delaware corporation and newly formed, wholly-owned direct subsidiary of Chavant and the Company.

(e) “Beneficiary” shall mean the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(f) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(g) “Board” shall mean the Board of Directors of the Company.

(h) “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” as set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, or any violation or breach of any material written policy or rule of the Company as may be in effect from time to time, including any of such policy or rule regarding sexual harassment or work-place discrimination, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure, confidentiality and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, including the Participant’s commission of or participation in an act of fraud, embezzlement, misappropriation, breach of fiduciary duty against the Company or a Related Entity, (v) the Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or while performing Participant’s duties and responsibilities for the Company, or the use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the Participant’s conviction of, or plea of guilty or nolo contendere to, any felony or crime involving moral turpitude. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

B-3

(i) “Change in Control” shall mean a Change in Control as defined in Section 8(b) of the Plan.

(j) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k) “Committee” shall mean a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan and (ii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(l) “Consultant” shall mean any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(m) “Continuous Service” shall mean the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence (including, without limitation, sick leave, military leave, or any other authorized personal leave), (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).

(n) “Director” shall mean a member of the Board or the board of directors of any Related Entity.

(o) “Disability” shall mean, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option, a permanent and total disability, within the meaning of Code Section 22(e)(3), and for all other purposes, the Participant’s inability to perform the duties of his or her position with the Company or any Related Entity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(p) “Dividend Equivalent” shall mean a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q) “Effective Date” shall mean the date on which the transactions contemplated by the BCA are consummated, which shall be December 21, 2023.

(r) “Eligible Person” shall mean each Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for D-2 purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

B-4

(s) “Employee” shall mean any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u) “Fair Market Value” shall mean the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, in a manner intended to satisfy the principles of Section 409A of the Code or Section 422 of the Code, to the extent applicable, subject to the following:

(i) If, on such date, the Shares are listed on an international, national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the applicable exchange or system, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Share has traded on such exchange or system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion

(ii) If, on such date, the Shares are not listed on an international, national or regional securities exchange or market system but is traded on an over-the-counter market, the Fair Market Value of a Share shall be the average of the closing bid and asked prices for Shares or, if no closing bid and asked prices, the last closing price, in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market.

(iii) If, on such date, the Shares are not listed on an international, national or regional securities exchange or market system and are not traded on an over-the-counter market, the Fair Market Value of a Share shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(v) “Incentive Stock Option” shall mean any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x) “Incumbent Board” shall mean the Incumbent Board as defined in Section 8(b)(ii) hereof.

(y) “IPO” shall mean an initial public offering of Shares underwritten on a firm commitment basis pursuant to a registration statement filed with the Securities Exchange Commission.

(z) “Listing Market” shall mean the international, national or regional securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(aa) “Option” shall mean a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb) “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc) “Other Stock-Based Awards” shall mean Awards granted to a Participant under Section 6(i) hereof.

B-5

(dd) “Parent” shall mean any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(ee) “Participant” shall mean a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff) “Performance Award” shall mean any Award granted pursuant to Section 6(h) hereof.

(gg) “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and shall include a “group” as defined in Section 13(d) thereof.

(ii) “Prior Plan” means collectively, the Mobix Labs, Inc. 2022 Incentive Compensation Plan, the Mobix Labs, Inc. 2020 Key Employee Equity Incentive Plan and the Mobix Labs, Inc. 2020 Equity Incentive Plan, as they may have been amended, supplemented or modified from time to time.

(jj) “Related Entity” shall mean any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(kk) “Restricted Stock” shall mean any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll) “Restricted Stock Award” shall mean an Award granted to a Participant under Section 6(d) hereof.

(mm) “Restricted Stock Unit” shall mean a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(nn) “Restricted Stock Unit Award” shall mean an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(oo) “Restriction Period” shall mean the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(pp) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Shares” shall mean the shares of Class A Common Stock of the Company and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(rr) “SPAC Option” shall have the same meaning as set forth in the BCA.

(ss) “SPAC RSU” shall have the same meaning as set forth in the BCA.

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(tt) “Stock Appreciation Right” shall mean a right granted to a Participant under Section 6(c) hereof.

(uu) “Subsidiary” shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(vv) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3.	Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Ac, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan, including, without limitation, appointing one or more members of the Company’s management, with the power or authority otherwise granted to the Committee under this Plan with respect to a number of Shares reserved and available for delivery under the Plan, subject to the terms and limitations of such power or authority as determined by the Committee in its sole and absolute discretion. In no event, however, may an agent appointed by the Committee to assist it in administering the Plan be permitted to grant Awards to, or exercise any discretion with respect to any and all other matters relating to Awards previously granted to, such agent appointed by the Committee to assist it in administering the Plan.

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(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.	Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the aggregate number of Shares that may be issued under all Awards under the Plan shall be equal to5,000,000, plus any unissued Shares subject to any SPAC Option and any SPAC RSU that is canceled, forfeited or otherwise expires (the “Share Pool”). In addition, the Share Pool will automatically increase on January 1st of each year for a period of up to ten years, commencing on the first January 1 following the Effective Date and ending on (and including) January 1, 2032, in an amount equal to the lesser of (i) five (5) % of the total number of Shares outstanding on such January 1 or (ii) such smaller number of Shares as is determined by the Board. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares that would be counted against the limit upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, be added back to the Share Pool and again be available for delivery with respect to Awards under the Plan.

(ii) Shares withheld from an Award to satisfy either (i) the exercise price or purchase price of such Award, or (ii) any tax withholding requirements shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan and, for the avoidance of doubt, shall be added back to the Share Pool.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Incentive Stock Options shall be counted against the aggregate number of Shares available for Awards of Incentive Stock Options under the Plan pursuant to Section 4(c)(v) herein. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

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(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 5,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(vi) Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $750,000 in the aggregate.

(d) No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5.	Eligibility. Awards may be granted under the Plan only to Eligible Persons.

6.	Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the laws of the State of Delaware, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

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(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv) Incentive Stock Options. The Committee shall only grant Incentive Stock Options if

(y) with respect to the initial Share Pool set forth in Section 4(a) and 4(c)(vi), within 12 months of the Effective Date, and/or (z) with respect to any increase in the Share pools set forth in Sections 4(a) and 4(c)(iv) by an amendment to this Plan, within 12 months of the effective date of any such amendment the Plan or amendment, whichever applicable, is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Incentive Stock Options may be granted subject to shareholder approval but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

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(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 9(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

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(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee shall either (A) require that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock, or (B) require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

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(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. As a condition to the grant of a Restricted Stock Unit, the Committee shall require that any cash dividends paid on a Share attributable to such Restricted Stock Unit be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such Shares or other property have been distributed.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

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(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The performance criteria may consist of the following (determined for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity): (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment, and cash flow in excess of cost of capital); (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before all or some of the following items: interest, taxes, depreciation, amortization, stock-based compensation, ASC 718 expense, or any extraordinary or special items; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the foregoing criteria may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index, the Nasdaq Composite Index, the Russell 2000 Index, or another group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted. Except as may be provided in Section 8 or an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period, the duration of the Performance Period and the amount of the Award to be distributed, in each case, shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

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7.	Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right may be extended by the Committee for a period of up to thirty (30) days following the end of the legal prohibition, black- out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code .

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

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(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

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8.	Change in Control.

(a) Effect of “Change in Control.”

Subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, an Award may be subject to acceleration of vesting and exercisability if and only to the extent expressly provided for in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement entered into prior to the occurrence of a Change in Control (as defined below), or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently. Except as otherwise provided in Section 8(a)(iv) hereof, such Awards shall be treated as follows upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on actual achievement of performance goals as measured immediately prior to the consummation of the Change in Control or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a).

(iv) Except as otherwise provided in any employment or other agreement for services between the Participant and the Company or any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) of this Plan.

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(b) Definition of “Change in Control”. Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition (whether by purchase, merger, consolidation, combination, or other similar transaction) by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of (A) the then-outstanding shares of Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute or result in a Change in Control: (w) any acquisition by the Company or any Related Entity (including Chavant Capital Partners LLC); (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with the following (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such transaction beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) immediately prior to such transaction, of the Outstanding Company Voting Securities, (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the transaction as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such transaction other than the Company), and (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the transaction; or

(ii) During any period of twelve (12) consecutive months (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries (taken as a whole) to any Person who is not an Affiliate.

Notwithstanding anything to the contrary herein, the term “Change in Control” shall not include any sale of assets, a merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

9.	General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

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(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 9(c) shall be conclusive and binding for all purposes.

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(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 of this Plan relating to the vesting of Awards in the event of any Change in Control and subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards, which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction, (it being understood that, in such event, any Option or Stock Appreciation Right having a per Share exercise or grant price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee or the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d) Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

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(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

(f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g)	Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

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(g) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(h) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(i) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(j) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, in each case, without giving effect to principles of conflict of laws, and applicable federal law.

(l) Foreign Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(m) Plan Effective Date; Termination of Plan. The Plan shall become effective on the Effective Date. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated or have expired.

(n) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

B-22

ANNEX C

Form of Certificate of Amendment

C-1

FORM OF

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

MOBIX LABS, INC.

Mobix Labs, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The certificate of incorporation of the corporation is hereby amended by deleting the text of Article SEVENTH thereof in its entirety and inserting the following in lieu thereof:

“Intentionally Omitted.”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged this [      ] day of [        ], 2025.

MOBIX LABS, INC.

By:
Name:	Keyvan Samini
Title:	President and Chief Financial Officer

C-2

194046 Mobix Labs, Inc. Proxy Card Rev2 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MOBIX LABS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 2, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend:
https:/cstproxy.com/mobixlabs/2025

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

Proposal No. 1 — Equity Grant Proposal FOR ☐ AGAINST ☐ ABSTAIN ☐
A proposal to approve the grants of restricted stock awards and restricted stock units made outside of Mobix's 2023 Equity Incentive Plan to certain officers and employees and the non-employee directors of Mobix, each pursuant to a separate award agreement.

Proposal No. 3 — 2023 Warrant Exercise Proposal FOR ☐ AGAINST ☐ ABSTAIN ☐
A proposal to approve the exercise of warrants issued by Mobix to private investment in public equity investors in connection with Mobix's business combination that closed on December 21, 2023 to purchase up to an aggregate of 1,750,000 shares of Class A Common Stock under Nasdaq Listing Rule 5635(d).

Proposal No. 4 — 2024 Warrant Exercise Proposal FOR ☐ AGAINST ☐ ABSTAIN ☐
A proposal to approve the exercise of the warrants issued by Mobix on July 24, 2024 to purchase up to an aggregate of 5,956,835 shares of Class A Common Stock under Nasdaq Listing Rule 5635(d).

Proposal No. 5 — Certificate of Incorporation Amendment Proposal FOR ☐ AGAINST ☐ ABSTAIN ☐
A proposal to amend our Certificate of Incorporation, as amended to remove restrictions on the ability of our holders of Class A Common Stock to take action by written consent.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSALS 1, 2, 3, 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY REVOKES ALL PRIOR PROXIES SIGNED BY YOU.

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**__________________________________ **Date**_____________, **2025**

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

194046 Mobix Labs, Inc. Proxy Card Rev2 Back

2025

Mobix Labs, Inc. Special Meeting

SPECIAL MEETING OF STOCKHOLDERS OF MOBIX LABS, INC.

YOUR VOTE IS IMPORTANT

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders

To view the Proxy Statement and to Attend the Special Meeting, please go to: https:/cstproxy.com/mobixlabs/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

MOBIX LABS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 3, 2025.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 18, 2024, in connection with the special meeting of Stockholders (the "special meeting") to be held at 9:00 a.m. Pacific Time on January 3, 2025, virtually via live webcast, accessible at **https:/cstproxy.com/mobixlabs/2025**, and hereby appoints Keyvan Samini and Fabrizio Battaglia, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all the shares of common stock of Mobix Labs, Inc. ("Mobix") registered in the name provided, which the undersigned is entitled to vote at the special meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 5.

(Continued and to be marked, dated and signed, on the other side)